 Exhibit (10)(I)(8)

TENTH AMENDMENT

TO

HARLEYSVILLE MUTUAL INSURANCE COMPANY

HARLEYSVILLE PREFERRED INSURANCE COMPANY

HARLEYSVILLE INSURANCE COMPANY OF NEW JERSEY

HARLEYSVILLE-ATLANTIC INSURANCE COMPANY

HARLEYSVILLE WORCESTER INSURANCE COMPANY

MID-AMERICA INSURANCE COMPANY

HARLEYSVILLE INSURANCE COMPANY OF NEW YORK

HARLEYSVILLE INSURANCE COMPANY OF OHIO

HARLEYSVILLE PENNLAND INSURANCE COMPANY

HARLEYSVILLE LAKE STATES INSURANCE COMPANY

HARLEYSVILLE INSURANCE COMPANY

PROPORTIONAL REINSURANCE AGREEMENT

            This Tenth Amendment to the Proportional Reinsurance Agreement is entered into by and between HARLEYSVILLE MUTUAL INSURANCE COMPANY, HARLEYSVILLE PREFERRED INSURANCE COMPANY F/K/A HURON INSURANCE COMPANY, HARLEYSVILLE INSURANCE COMPANY OF NEW JERSEY, HARLEYSVILLE-ATLANTIC INSURANCE COMPANY, HARLEYSVILLE WORCESTER INSURANCE COMPANY F/K/A  WORCESTER INSURANCE COMPANY, HARLEYSVILLE INSURANCE COMPANY OF NEW YORK F/K/A NEW YORK CASUALTY INSURANCE COMPANY, HARLEYSVILLE INSURANCE COMPANY OF OHIO F/K/A GREAT OAKS INSURANCE COMPANY, HARLEYSVILLE PENNLAND INSURANCE COMPANY F/K/A PENNLAND INSURANCE COMPANY, HARLEYSVILLE LAKE STATES INSURANCE COMPANY F/K/A LAKE STATES INSURANCE COMPANY and HARLEYSVILLE INSURANCE COMPANY F/K/A MINNESOTA FIRE AND CASUALTY COMPANY.

            The purpose of this Amendment is to amend the Proportional Reinsurance Agreement ("the Agreement") between Harleysville Mutual Insurance Company (“HMIC”), Harleysville Preferred Insurance Company, Harleysville Insurance Company of New Jersey, Harleysville-Atlantic Insurance Company, Harleysville Worcester Insurance Company, Harleysville Insurance Company of New York, Harleysville  Insurance Company of Ohio, Harleysville Pennland Insurance Company (“Pennland”),  Harleysville Lake States Insurance Company and Harleysville Insurance Company dated April 7, 1986, and amended June 30, 1987, December 30, 1988, November 22, 1989, March 19, 1990, August 9, 1993 (with revision dated August 2, 1994), March 16, 1995, March 18, 1996,  March 3, 1997 (with Addendum dated March 3, 1997) and March 4, 1998,  in which those companies created a common risk-sharing pool for their underwriting operations, to increase the aggregate pool share of the insurance company subsidiaries of Harleysville Group, Inc. (“HGI”).

            In consideration of the mutual agreements hereinafter set forth and contained in the Agreement, the parties hereby agree as follows:

1.

As of January 1, 2008, the proportionate share of all participants shall be as set forth in Exhibit I to this Tenth Amendment.

2.

In consideration of the expenses incurred by HMIC to generate the additional business being ceded to the HGI Subsidiaries as the result of this Tenth Amendment, the HGI Subsidiaries shall pay HMIC a commission of 24.8% on the premium cessions from HMIC resulting from this Tenth Amendment.  In addition, in consideration of the expenses incurred by Pennland for that part of the business that was previously retroceded by HMIC to Pennland which is now being retained by HMIC as a result of this Tenth Amendment, HMIC shall pay Pennland a commission of 24.8% on the additional premium retained.

3.

All other terms and conditions of the Proportional Reinsurance Agreement as amended from time to time, shall remain the same.

            IN WITNESS WHEREOF, the parties hereto have caused this Tenth Amendment to the Proportional Reinsurance Agreement to be executed by their duly authorized respective officers on this 7th day January, 2008.

ATTEST:	HARLEYSVILLE MUTUAL INSURANCE COMPANY
/s/ Robert A. Kauffman	BY:	/s/ David W. Galloway, VP

ATTEST:	HARLEYSVILLE PREFERRED INSURANCE COMPANY
/s/ Robert A. Kauffman	BY:	/s/ Mark Cummins, Treasurer

ATTEST:	HARLEYSVILLE INSURANCE COMPANY OF NEW JERSEY
/s/ Robert A. Kauffman	BY:	/s/ Robert G. Whitlock, VP

ATTEST:	HARLEYSVILLE-ATLANTIC INSURANCE COMPANY
/s/ Robert A. Kauffman	BY:	/s/ David K. Bond, VP

ATTEST:	HARLEYSVILLE WORCESTER INSURANCE COMPANY
/s/ Robert A. Kauffman	BY:	/s/ Robert G. Whitlock, VP

ATTEST:	HARLEYSVILLE INSURANCE COMPANY OF NEW YORK
/s/ Robert A. Kauffman	BY:	/s/ Mark Cummins, Treasurer

ATTEST:	HARLEYSVILLE INSURANCE COMPANY OF OHIO
/s/ Robert A. Kauffman	BY:	/s/ David K. Bond, VP

ATTEST:	HARLEYSVILLE PENNLAND INSURANCE COMPANY
/s/ Robert A. Kauffman	BY:	/s/ David W. Galloway, Asst Sec.

ATTEST:	HARLEYSVILLE LAKE STATES INSURANCE COMPANY
/s/ Robert A. Kauffman	BY:	/s/ Mark Cummins, Treasurer

ATTEST:	HARLEYSVILLE INSURANCE COMPANY
/s/ Robert A. Kauffman	BY:	/s/ Robert G. Whitlock, VP

EXHIBIT I

TO THE

TENTH AMENDMENT

TO THE

PROPORTIONAL REINSURANCE AGREEMENT

POOL PARTICIPANTS	POOL PARTICIPATIONS
Harleysville Mutual Insurance Company	16%
Harleysville-Atlantic Insurance Company	6%
Harleysville Preferred Insurance Company	21%
Harleysville Insurance Company of New Jersey	21%
Harleysville Insurance Company of New York	2%
Harleysville Worcester Insurance Company	16%
Harleysville Insurance Company of Ohio	1%
Harleysville Pennland Insurance Company	4%
Harleysville Lake States Insurance Company	9%
Harleysville Insurance Company	4%